CENTENNIAL AMERICA FUND, L.P.
                Supplement dated November 16, 1998 to the
                     Prospectus dated April 24, 1998


This Supplement to the Prospectus replaces the Supplement dated May 20, 1998 and changes the Prospectus as follows:

1. The first sentence in the sixth paragraph in the section entitled "How to Buy Shares" on page 12 is modified to read as follows:

The Fund's offering price (and net asset value) for its shares is determined twice each regular business day at 12:00 Noon and at 4:00 P.M. (all references to time in this Prospectus mean New York time) by dividing the value of the Fund's net assets by the number of shares outstanding.

2. The third sentence in the second paragraph under "Payment by Federal Funds Wire" in the section entitled "How to Buy Shares" on page 13 is modified to read as follows:

Distributions will begin to accrue on the next regular business day if the Federal Funds and purchase order are received and accepted between 12:00 Noon and 4:00 P.M.

3. The second and third sentence of the paragraph under "Guaranteed Payment" in the section entitled "How to Buy Shares" on page 14 are modified to read as follows:

If an order is received between 12:00 Noon and 4:00 P.M. on a regular business day with the broker-dealer's guarantee that payment for such shares in Federal Funds will be received by the Custodian prior to 4:00 P.M. the next regular business day, the order will be effected at 4:00 P.M. on the day the order is received, and distributions on such shares will begin to accrue on the next regular business day if the Federal Funds are received by the required time. If the broker-dealer guarantees that the Federal Funds payment will be received by the Fund's Custodian by 2:00 P.M. on a regular business day on which an order is placed for shares after 12:00 noon, the
                                                (continued)
order will be effected at 4:00 P.M. that day and distributions will begin to accrue on such shares on the purchase date.

4. The eighth and ninth sentence in the paragraph under "Expedited Redemption Procedure" in the section entitled "How to Sell Shares" on page 15 are modified to read as follows:

The wire for the redemption proceeds of shares redeemed between 12:00 noon and 4:00 P.M. normally will be transmitted by the Transfer Agent to the shareholder's designated U.S. bank account on the next bank business day after the redemption. Shares redeemed between 12:00 noon and 4:00 P.M. earn accrued interest on the redemption date but no interest is paid on the proceeds of redeemed shares awaiting transmittal by wire.

5. The second sentence in the paragraph under "Automatic Withdrawal Plans" in the section entitled "How to Sell Shares" on page 16 is modified to read as follows:

Shares will be redeemed as of 4:00 P.M., three days prior to the date requested by the shareholder for receipt of the payment.

6. The second sentence of the fourth paragraph entitled "Exchange Privilege" in the section entitled "Exchanges of Shares" on page 17 is modified to read as follows:

      The redemption proceeds of shares of the Fund, acquired by exchange of Class A shares of an Eligible Fund purchased subject to a Class A Contingent Deferred Sales Charge ("CDSC") and redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the Class A CDSC as described in the prospectus of that other Eligible Fund. (A different holding period may apply to shares purchased prior to June 1, 1998).

7. The fourth sentence of the paragraph entitled "Distributions" in the section entitled "Distribution and Taxes" on page 19 is modified to read as follows:

                                                      (continued)

Such redemption proceeds will include all distributions accrued up to the redemption date for shares redeemed prior to 12:00 noon, and include all distributions accrued through the redemption date for shares redeemed between 12:00 noon and 4:00 P.M.




November 16, 1998                                           PS0870.004

                      CENTENNIAL AMERICA FUND, L.P.
                Supplement dated November 16, 1998 to the
        Statement of Additional Information dated April 24, 1998


This Supplement to the Statement of Additional Information replaces the Supplement dated June 15, 1998 and changes the Statement of Additional Information as follows:

1. The fifth sentence under the section entitled "Managing General Partners and Officers" on page 4 is modified as follows:

     All of the officers except Ms. Wolf and Mr. Zimmer hold similar position as officers of all the Denver Oppenheimer funds.

2. The biography for Dorothy G. Warmack under the section entitled "Managing General Partners and Officers" on page 6 is deleted.

3. The first sentence in the first paragraph under "Determination of Net Asset Value Per Share" in the section entitled "Purchase, Redemption and Pricing of Shares" on page 14 is modified to read as follows:

The net asset value per share of the Fund is determined twice a day, as of 12:00 Noon and as of 4:00 P.M. on each day the New York Stock Exchange (the "Exchange") is open (a "regular business day"), by dividing the value of the Fund's net assets by the number of shares outstanding.

4. The second sentence in the first paragraph under "Determination of Net Asset Value Per Share" in the section entitled "Purchase, Redemption and Pricing of Shares" on page 14 is deleted in its entirety.

5. The first sentence in the paragraph under "Expedited Redemption Procedures" in the section entitled "Purchase, Redemption and Pricing of Shares" on page 16 is modified to read as follows:

Under the Expedited Redemption Procedure, as discussed in the Prospectus,
                                                (continued)
the wiring of redemption proceeds may be delayed if the Fund's Custodian bank is not open for business on a day that the Fund would normally authorize the wire to be made, which is usually same day as a redemption that is effected prior to 12:00 Noon, and the Fund's next regular business day for redemptions between 12:00 Noon and 4:00 P.M.

6. The list of Corporate Industry Classifications (Exhibit B) on page B-1 is modified by including the following new classification: Asset Backed.


November 16, 1998                                             PX0870.002



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